                                                              SEMI-ANNUAL REPORT
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
                                                              JUNE 30, 2002
DIRECTORS AND OFFICERS
BARTON M. BIGGS           WILLIAM G. MORTON, JR.
CHAIRMAN OF THE           DIRECTOR
BOARD OF DIRECTORS
                          MICHAEL NUGENT
RONALD E. ROBISON         DIRECTOR
PRESIDENT AND DIRECTOR
                          FERGUS REID
JOHN D. BARRETT II        DIRECTOR
DIRECTOR
                          STEFANIE V. CHANG
THOMAS P. GERRITY         VICE PRESIDENT
DIRECTOR
                          LORRAINE TRUTEN
GERARD E. JONES           VICE PRESIDENT
DIRECTOR
                          JAMES W. GARRETT
JOSEPH J. KEARNS          TREASURER
DIRECTOR                                       [MORGAN STANLEY LOGO]
                          MARY E. MULLIN
VINCENT R. MCLEAN         SECRETARY
DIRECTOR

                          BELINDA A. BRADY     MORGAN STANLEY GLOBAL
C.OSCAR MORONG, JR.       ASSISTANT TREASURER  OPPORTUNITY BOND FUND, INC.
DIRECTOR

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT  MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

ADMINISTRATOR
JPMORGAN CHASE BANK
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
3 CHASE METROTECH CENTER
BROOKLYN, NEW YORK 11245

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE ROGERS & WELLS LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166

INDEPENDENT AUDITOR
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116

FOR ADDITIONAL FUND INFORMATION, INCLUDING
THE FUND'S NET ASSET VALUE PER SHARE AND
INFORMATION REGARDING THE INVESTMENTS
COMPRISING THE FUND'S PORTFOLIO, PLEASE CALL   MORGAN STANLEY
1-800-221-6726 OR VISIT OUR WEBSITE            INVESTMENT MANAGEMENT INC.
AT www.morganstanley.com/im.                   INVESTMENT ADVISER

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               OVERVIEW

LETTER TO STOCKHOLDERS

For the six months ended June 30, 2002, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -6.95% compared to 0.57% for the Emerging Markets Bond/U.S. High Yield Blended Composite (the "Index"). The Index is comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the C.S. First Boston High Yield Index. At June 30, 2002, the Fund's investments in debt instruments were comprised of 53% emerging markets debt securities and 47% U.S. high yield securities. However, the Fund's weightings in these asset classes are not restricted and will, under normal circumstances, fluctuate depending on market conditions. On June 30, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $6.31, representing a 1.9% premium to the Fund's net asset value per share.

MARKET REVIEW

Both the high yield and emerging markets debt (EMD) asset classes had a poor six months as they experienced significant declines in May and June. Accounting scandals rocked the high yield market in the second quarter as Worldcom, Adelphia and Xerox all announced accounting "irregularities". Worldcom, the second largest U.S. long-distance telephone company, seems to have had the largest impact, as the market fell significantly in late June as investor confidence eroded. In EMD, politics in Brazil coupled with rising global risk aversion led to a significant sell off in EMD assets during June. After a robust first quarter, the pace of economic activity in the U.S. moderated and investors wondered whether the U.S. economy was about to enter a prolonged period of slow growth. Global equity and credit markets reacted negatively to the reduced expectations for global growth and the negative sentiment was exacerbated by accounting scandals in the U.S.

In the high yield portion of the Fund, overweights in telecom, cable and wireless sectors hurt performance. These sectors declined by more than the market due to the accounting scandals in these industries and poor operating results. Our higher quality portfolio helped the returns over the past two months. In the emerging markets portion, overweights in Russia, Qatar and the Dominican Republic helped relative performance, while an overweight in Brazil for most of the quarter detracted from returns.

In high yield, we have maintained our overweights in cable and telecom. In addition, we have increased our exposure to some of the more cyclical industries as we believe these will perform well if the economy continues to grow. We are also underweight in several of the consumer related sectors, as we believe consumer spending will lag the growth of the overall economy. In EMD, we have maintained a risk posture that is close to the Index. We are still over and underweighted in various countries, but the overall risk posture, as measured by the spread duration and beta, is close to the overall market.

MARKET OUTLOOK

The global high yield markets have experienced high volatility and significant price declines over the past few months. We believe that they will have much better returns over the next year if the global economies continue to grow and the default rate declines in the U.S. high yield market.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
President and Director

                                                                       July 2002

--------------------------------------------------------------------------------
THE FUND ANNOUNCED IN JULY 2002, THAT IT WILL BE MANAGED BY THE TAXABLE FIXED INCOME TEAM. CURRENT MEMBERS OF THE TEAM INCLUDE STEPHEN F. ESSER, MANAGING DIRECTOR, GORDON LOERY, EXECUTIVE DIRECTOR AND DEANNA LOUGHNANE, EXECUTIVE DIRECTOR.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               JUNE 30, 2002

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                                 TOTAL RETURN (%)
                                   ---------------------------------------------------------------------------
                                       MARKET VALUE(1)          NET ASSET VALUE(2)             INDEX(3)
                                   ---------------------------------------------------------------------------
                                                  AVERAGE                    AVERAGE                   AVERAGE
                                   CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL     CUMULATIVE     ANNUAL
--------------------------------------------------------------------------------------------------------------
Year to Date                            (5.46)%        --          (6.95)%        --           0.57%     --
One Year                               (16.27)     (16.27)%       (10.02)     (10.02)%        (0.75)   0.75)%
Five Year                              (20.43)      (4.47)        (16.97)      (3.65)         22.40    4.12
Since Inception*                        36.38        3.91          38.98        4.15          97.73    8.79

Past performance is not predictive of future performance.

[CHART]

                       MORGAN STANLEY GLOBAL              EMERGING MARKETS BOND/U.S. HIGH YIELD
                   OPPORTUNITY BOND FUND, INC.(2)                 BLENDED COMPOSITE(3)
1994                         -6.42%                                     -0.85%
1995                         20.34%                                     22.16%
1996                         31.45%                                     23.50%
1997                         17.38%                                     12.52%
1998                        -21.57%                                     -4.74%
1999                         22.73%                                     13.44%
2000                         -3.14%                                      4.24%
2001                         -7.82%                                      3.69%
Six Months Ended
June 30, 2002                -6.95%                                      0.57%

Returns and Per Share Information

                                                                                                                       SIX MONTHS
                                                                                                                         ENDED
                                                              YEAR ENDED DECEMBER 31,                                   JUNE 30,
                               ---------------------------------------------------------------------------------------------------
                                   1994       1995       1996       1997        1998       1999      2000      2001       2002
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share      $  12.25    $ 12.99    $ 14.86    $ 13.74    $   9.64    $ 10.56    $ 9.01    $ 7.31    $  6.43
----------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share         $  12.50    $ 12.50    $ 14.63    $ 13.13    $   8.31    $  8.38    $ 7.75    $ 7.06    $  6.31
----------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                  2.0%      (3.8)%     (1.5)%     (4.4)%     (13.8)%    (20.6)%   (14.0)%    (3.4)%      1.9%
----------------------------------------------------------------------------------------------------------------------------------
Income Dividends               $   0.91    $  1.59    $  1.49    $  1.30    $   1.18    $  1.05    $ 1.13    $ 0.98    $  0.38
----------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions          --         --    $  0.50    $  2.30    $  0 .06         --        --        --         --
----------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)              (6.42)%    20.34%     31.45%     17.38%     (21.57)%    22.73%    (3.14)%   (7.82)%    (6.95)%
----------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)             (0.85)%    22.16%     23.50%     12.52%      (4.74)%    13.44%     4.24%     3.69%      0.57%
----------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the C.S. First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of June 30, 2002, the Fund's investment in debt instruments was comprised of 53% emerging markets debt securities and 47% U.S. high yield securities.
  *  The Fund commenced operations on May 27, 1994.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVE HIGHER DEGREE OF VOLATILITY.

     HIGH YIELD FIXED INCOME SECURITIES, ALSO KNOWN AS "JUNK BONDS" ARE CONSIDERED SPECULATIVE, INVOLVE GREATER RISK OF DEFAULT AND TEND TO BE MORE VOLATILE THAN INVESTMENT GRADE FIXED INCOME SECURITIES.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               JUNE 30, 2002 (UNAUDITED)

PORTFOLIO SUMMARY

[CHART]

Allocation of Total Investments*

                     --------------------------------
                     Debt Securities            93.4%
                     Equity Securities           2.3
                     Short-Term Investments      4.3
                     --------------------------------

[CHART]

Country Weightings*

                     --------------------------------
                     United States              50.2%
                     Mexico                      9.4
                     Brazil                      7.5
                     Russia                      7.1
                     Canada                      2.1
                     Malaysia                    2.0
                     United Kingdom              1.8
                     Venezuela                   1.7
                     South Korea                 1.7
                     Philippines                 1.4
                     Other                      15.1
                     --------------------------------

Ten Largest Holdings**

                                                    PERCENT OF
                                                         TOTAL
                                                   INVESTMENTS
--------------------------------------------------------------
1.  United Mexican States Discount Bond 'A'
       9.875%, 2/1/10 (Mexico)                             3.2%

2.  Russian Federation
       12.75%, 6/24/28 (Russia)                            2.6

3.  United Mexican States Global Bond
       11.375%, 9/15/16 (Mexico)                           2.3

4.  Government of Malaysia
       7.50%, 7/15/11 (Malaysia)                           2.0

5.  Federative Republic of Brazil Bond PIK 'C'
       8.00%, 4/15/14 (Brazil)                             1.7

6.  Federative Republic of Brazil Bond
       8.875%, 4/15/24 (Brazil)                            1.7%

7.  Federative Republic of Brazil Bond 'Z-L'
       3.062%, 4/15/24 (Brazil)                            1.7

8.  United Mexican States Global Bond
       11.50%, 5/15/26 (Mexico)                            1.5

9.  Russian Federation
       10.00%, 6/26/07 (Russia)                            1.4

10. Federative Republic of Brazil Debt Conversion
       Bond 'L', 3.125%, 4/15/12 (Brazil)                  1.2
                                                          ----
                                                          19.3%
                                                          ====

    *   Percent of Total Investments
    **  Excludes Short-Term Investments

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS
                               JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                        FACE
                                                      AMOUNT               VALUE
                                                       (000)               (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (93.4%)
================================================================================
ALGERIA (0.4%)

SOVEREIGN (0.4%)
  Algerian Loan Agreement Tranche 1
    7.188%, 3/31/10                               $      169          $      152
================================================================================
ARGENTINA (1.3%)

CORPORATE (0.0%)
  CTI Holdings SA
    11.50%, 4/15/08                                      295                  12
--------------------------------------------------------------------------------
SOVEREIGN (1.3%)

  Republic of Argentina
    11.375%, 3/15/10                                     700                 133
    11.75%, 4/7/09                                       380                  72
    11.75%, 6/15/15                                      180                  31
  Republic of Argentina Par Bond, 'L-GP'
    6.00%, 3/31/23                                       490                 211
--------------------------------------------------------------------------------
                                                                             447
--------------------------------------------------------------------------------
                                                                             459
================================================================================
AUSTRALIA (0.3%)

CORPORATE (0.3%)
  Murrin Murrin Holdings Property Ltd.
    9.375%, 8/31/07                                      400                 108
================================================================================
BERMUDA (0.1%)

CORPORATE (0.1%)
  RSL Communications, Ltd.
    9.125%, 3/1/08                                       550                  11
    10.00%, 3/15/08                                      256 (a)               9
    12.25%, 11/15/06                                      50                   1
--------------------------------------------------------------------------------
                                                                              21
================================================================================
BRAZIL (7.5%)

SOVEREIGN (7.5%)
  Federative Republic of Brazil Bond
    8.875%, 4/15/24                                    1,220                 592
    11.00%, 8/17/40                                       90                  51
  Federative Republic of Brazil Bond 'L'
    3.125%, 4/15/09                                      395                 253
  Federative Republic of Brazil Bond 'Z-L'
    3.062%, 4/15/24                                      980                 581
  Federative Republic of Brazil Bond PIK 'C'
    8.00%, 4/15/14                                       961                 607
  Federative Republic of Brazil Debt
    Conversion Bond 'L'
    3.00%, 4/15/12                                       220 (b)             117
    3.125%, 4/15/12                                      800                 426
--------------------------------------------------------------------------------
                                                                           2,627
================================================================================
BULGARIA (0.8%)

SOVEREIGN (0.8%)
  Republic of Bulgaria
    8.25%, 1/15/15                                       142 (d)             141
  Republic of Bulgaria Front
    Loaded Interest Reduction Bond
    2.813%, 7/28/12                                      150 (b)             137
--------------------------------------------------------------------------------
                                                                             278
================================================================================
CANADA (2.1%)

CORPORATE (2.1%)
  Acetex Corp.
    10.875%, 8/1/09                                       80                  84
  Air Canada
    10.25%, 3/15/11                                      205 (e)             160
  GT Group Telecom, Inc.
    0.00%, 2/1/10                                        625 (a)               2
  Husky Oil Ltd.
    8.90%, 8/15/28                                       245 (a)             262
  Norske Skog Canada
    8.625%, 6/15/11                                      110                 113
  Quebecor Media, Inc.
    0.00%, 7/15/11                                        35 (a)              20
    11.125%, 7/15/11                                      80 (e)              79
--------------------------------------------------------------------------------
                                                                             720
================================================================================
COLOMBIA (1.0%)

SOVEREIGN (1.0%)
  Republic of Colombia Notes
    10.00%, 1/23/12                                      360                 340
================================================================================
CROATIA (0.3%)

SOVEREIGN (0.3%)
  Croatia Government International Bond
    2.875%, 7/31/10                                      116                 115
================================================================================
DENMARK (0.0%)

CORPORATE (0.0%)
  Callahan Nordrhein-Westfalen
    14.00%, 7/15/10                                      325 (e)              13
================================================================================
DOMINICAN REPUBLIC (1.2%)

SOVEREIGN (1.2%)
  Dominican Republic Bond
    9.50%, 9/27/06                                       255                 272
    9.50%, 9/27/06                                       155 (d)             163
--------------------------------------------------------------------------------
                                                                             435
================================================================================
ECUADOR (0.4%)

SOVEREIGN (0.4%)
  Republic of Ecuador
    5.00%, 8/15/30                                       270 (a)             136
================================================================================
INDONESIA (0.6%)

CORPORATE (0.6%)
  Pindo Deli Finance (Mauritius)
    10.75%, 10/1/07                                      400 (d)              92

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS
                               JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                        FACE
                                                      AMOUNT               VALUE
                                                       (000)               (000)
--------------------------------------------------------------------------------
INDONESIA (CONTINUED)

CORPORATE (CONTINUED)
  Tjiwi Kimia Finance Mauritius Ltd.
    10.00%, 8/1/04                                $      110          $       26
  Tjiwi Kimia International Global Bond
    13.25%                                               390 (c)              94
--------------------------------------------------------------------------------
                                                                             212
================================================================================
IVORY COAST (0.4%)

SOVEREIGN (0.4%)
  Republic of Ivory Coast Bond
    2.00%, 3/29/18                                       285                  63
  Republic of Ivory Coast Bond,
    Series 'Year 20'
    2.00%, 3/29/18                                        30                   6
  Republic of Ivory Coast Front Loaded
    Interest Reduction Bond
    2.00%, 3/29/18                                       360 (a,d)            68
  Republic of Ivory Coast Front Loaded
    Interest Reduction Bond, PDI
    2.00%, 3/29/18                                        43 (a,c)             9
--------------------------------------------------------------------------------
                                                                             146
================================================================================
JAMAICA (0.5%)

SOVEREIGN (0.5%)
  Government of Jamaica
    10.625%, 2/6/17                                      150                 159
================================================================================
LUXEMBURG (0.6%)

CORPORATE (0.6%)
  Messer Grieshem Holdings AG
    10.375%, 6/1/11                             EUR      150                 160
  Tyco International Group SA
    6.75%, 2/15/11                                $       75                  58
--------------------------------------------------------------------------------
                                                                             218
================================================================================
MALAYSIA (2.0%)

SOVEREIGN (2.0%)
  Government of Malaysia
    7.50%, 7/15/11                                       650                 691
================================================================================
MEXICO (9.4%)

CORPORATE (1.8%)
  Grupo Iusacell SA de CV
    14.25%, 12/1/06                                       50                  37
  Maxcom Telecomunicaciones SA de CV
    0.00%, 3/1/07                                         95                  29
  Pemex Master Trust
    8.625%, 2/1/22                                       150 (d)             147
  Pemex Project Funding Master Trust
    9.125%, 10/13/10                                     160                 169
  Petroleos Mexicanos
    9.50%, 9/15/27                                       250                 258
--------------------------------------------------------------------------------
                                                                             640
================================================================================
SOVEREIGN (7.6%)
  United Mexican States Discount Bond 'A'
    9.875%, 2/1/10                                     1,010               1,129
  United Mexican States Global Bond
    10.375%, 2/17/09                                     160                 183
    11.375%, 9/15/16                                     665                 820
    11.50%, 5/15/26                                      400                 507
--------------------------------------------------------------------------------
                                                                           2,639
================================================================================
                                                                           3,279
================================================================================
MOROCCO (1.1%)

SOVEREIGN (1.1%)
  Morocco R&C, 'A'
    2.75%, 1/5/09                                        444 (b)             393
================================================================================
NETHERLANDS (0.4%)

CORPORATE (0.4%)
  KPNQwest NV
    10.00%, 3/15/12                                       24 (c)              --@
  Song Networks Holding AB
    12.375%, 2/1/08                             EUR      145                  17
    13.00%, 5/15/09                               $      175                  23
    13.00%, 5/15/09                                      350                  49
  United Pan-Europe Communications NV
    10.875%, 8/1/09                                      425                  56
--------------------------------------------------------------------------------
                                                                             145
================================================================================
NIGERIA (0.7%)

SOVEREIGN (0.7%)
  Central Bank of Nigeria Par Bond
    6.25%, 11/15/20                                      250 (a)             167
  Nigeria Promissory Notes, 'RC'
    5.092%, 1/5/10                                       190 (b)              69
--------------------------------------------------------------------------------
                                                                             236
================================================================================
PANAMA (1.0%)

SOVEREIGN (1.0%)
  Republic Of Panama Global Bond
    9.375%, 4/1/29                                       100                 100
    9.625%, 2/8/11                                       180                 175
  Republic of Panama, PDI PIK Bond
    2.625%, 7/17/16                                       80                  60
--------------------------------------------------------------------------------
                                                                             335
================================================================================
PERU (1.4%)

SOVEREIGN (1.4%)
  Republic of Peru Front Loaded Interest
    Reduction Bond
    4.00%, 3/7/17                                        300 (a)             198
  Republic of Peru, PDI
    4.50%, 3/7/17                                        386                 278
--------------------------------------------------------------------------------
                                                                             476
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS
                               JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                        FACE
                                                      AMOUNT               VALUE
                                                       (000)               (000)
--------------------------------------------------------------------------------
PHILIPPINES (1.4%)

SOVEREIGN (1.4%)
  Republic of Philipines
    8.375%, 3/12/09                               $      220          $      219
    9.375%, 1/18/17                                      260                 265
--------------------------------------------------------------------------------
                                                                             484
================================================================================
POLAND (0.7%)

CORPORATE (0.7%)
  Netia Holdings II BV, 'B'
    10.25%, 11/1/07                                      250                  40
    13.125%, 6/15/09                                     100                  16
    13.50%, 6/15/09                             EUR      130 (c)              19
  PTC International Finance II SA
    11.25%, 12/1/09                             EUR      155                 157
--------------------------------------------------------------------------------
                                                                             232
================================================================================
QATAR (0.7%)

SOVEREIGN (0.7%)
  State of Qatar
    9.75%, 6/15/30                                $      210                 255
================================================================================
RUSSIA (7.1%)

SOVEREIGN (7.1%)
  Russian Federation
    0.00%, 12/31/01                                       65 (c)              52
    0.00%, 12/31/01                                       47 (c)              36
    0.00%, 12/31/01                                      157 (c)             124
    0.00%, 12/31/01                                      231 (c)             183
    0.00%, 12/31/01                                       11 (c)               8
    0.00%, 12/31/01                                      192 (c)             151
    2.25%,  3/31/30                                      581 (d)             404
    5.00%,  3/31/30                                       10                   7
    10.00%, 6/26/07                                      460                 487
    12.75%, 6/24/28                                      750                 902
  Russian Federation, Foreign
    Trade Obligation NPL                                 183                 141
--------------------------------------------------------------------------------
                                                                           2,495
================================================================================
SOUTH KOREA (1.7%)

CORPORATE (1.3%)
  Korea Electric Power Corp.
    6.375%, 12/1/03                                      280                 292
    7.75%, 4/1/13                                        150                 166
--------------------------------------------------------------------------------
                                                                             458
================================================================================
SOVEREIGN (0.4%)
  Republic of South Korea
    8.875%, 4/15/08                                      100                 119
--------------------------------------------------------------------------------
                                                                             577
================================================================================
TUNISIA (0.6%)

SOVEREIGN (0.6%)
  Central Bank of Tunisia
    7.375%, 4/25/12                                      220                 212
================================================================================
TURKEY (0.3%)

SOVEREIGN (0.3%)
  Republic of Turkey
    12.375%, 6/15/09                                     130                 120
================================================================================
UKRAINE (0.3%)

SOVEREIGN (0.3%)
  Ukraine Government
    11.00%, 3/15/07                                       94                  95
================================================================================
UNITED KINGDOM (1.8%)

CORPORATE (1.8%)
  British Sky Broadcasting Group plc
    8.20%, 7/15/09                                       320 (e)             314
  Colt Telecom Group plc
    7.625%, 7/31/08                             EUR      204                  91
  Dolphin Telecommunication plc
    0.00%, 6/1/08                                 $      190 (a)              --@
    0.00%, 5/15/09                                       275 (a)              --@
  Esprit Telecommunications Group plc
    11.00%, 6/15/08                             EUR      233 (c)              --@
  Telewest Communications plc
    0.00%, 4/15/09                              GBP      475 (a)             233
--------------------------------------------------------------------------------
                                                                             638
================================================================================
UNITED STATES (43.6%)

CORPORATE (43.6%)
  Allied Waste North America
    8.875%, 4/1/08                                $      265 (e)             260
  American Cellular Corp.
    9.50%, 10/15/09                                       65                  12
  American Tower Corp.
    9.375%, 2/1/09                                       150                  83
  Amerisourcebergen Corp.
    8.125%, 9/1/08                                       125                 129
  Anthem Insurance Co., Inc.
    9.125%, 4/1/10                                       145 (d)             164
  AOL Time Warner, Inc.
    6.875%, 5/1/12                                       160                 148
  Arvinmeritor
    8.75%, 3/1/12                                         95                 102
  Autonation, Inc.
    9.00%, 8/1/08                                        100                 103
  Beazer Homes U.S.A.
    8.625%, 5/15/11                                       75 (e)              76
  BRL Universal Equipment
    8.875%, 2/15/08                                      155                 153
  C.B. Richard Ellis Services, Inc.
    11.25%, 6/15/11                                      150                 126

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS
                               JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                        FACE
                                                      AMOUNT               VALUE
                                                       (000)               (000)
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)

CORPORATE (CONTINUED)
  CA FM Lease Trust
    8.50%, 7/15/17                                $     204 (d)       $      215
  Calpine Corp.
    8.50%, 2/15/11                                       195 (e)             131
  Case Corp.
    6.25%, 12/1/03                                        65                  63
  Case Credit Corp.
    6.125%, 2/15/03                                       60                  59
  Centennial Cellular
    10.75%, 12/15/08                                     250 (e)             120
  Charter Communications
    10.25%, 1/15/10                                      420 (e)             286
  Chesapeake Energy Corp.
    8.125%, 4/1/11                                       325 (e)             319
  CIT Group, Inc.
    5.625%, 5/17/04                                       65                  62
    6.50%, 2/7/06                                         15                  15
  Collins & Aikman Products
    10.75%, 12/31/11                                     125 (d)             126
    11.50%, 4/15/06                                       55                  52
  Corning, Inc. (Convertible)
    Zero Coupon, 11/8/15                                 310                 155
  D.R. Horton, Inc.
    8.00%, 2/1/09                                        130 (e)             129
  Dana Corp.
    9.00%, 8/15/11                              EUR       65                  63
    9.00%, 8/15/11                                $      205                 202
  Dura Operating Corp.
    8.625%, 4/15/12                                       80 (d)              80
  Dynegy Holdings, Inc.
    6.875%, 4/1/11                                       120                  83
  Echostar DBS Corp.
    9.125%, 1/15/09                                      125 (d)             114
    9.375%, 2/1/09                                       175                 162
  El Paso Corp.
    7.00%, 5/15/11                                        15                  14
    7.875%, 6/15/12                                       45 (d)              45
  Encompass Services Corp.
    10.50%, 5/1/09                                        75                  43
  Equistar Chemical
    10.125%, 9/1/08                                      115                 110
  Exodus Communications, Inc.
    11.625%, 7/15/10                                     550                  91
  Fairchild Semiconductor
    10.375%, 10/1/07                                     100                 104
  Fisher Scientific International, Inc.
    7.125%, 12/15/05                                      85                  84
  Foamex LP/ Capital Corp.
    10.75%, 4/1/09                                        50 (d)              51
  Focal Communications Corp., 'B'
    0.00%, 2/15/08                                $      331 (a,e)    $       23
    11.875%, 1/15/10                                     279 (e)              45
  Fresenius Medical Capital Trust II
    7.875%, 2/1/08                                       260                 235
  Global Crossing Holding Ltd.
    8.70%, 8/1/07                                        500                   5
    9.625%, 5/15/08                                      500                   5
  Globalstar LP
    11.375%, 2/15/04                                     150                   9
    11.50%, 6/1/05                                        30                   2
  Globix Corp.
    12.50%, 2/1/10                                       365                  66
  Hanover Equipment Trust
    8.50%, 9/1/08                                        105 (d)              97
    8.75%, 9/1/11                                         55 (d)              50
  HCA - The Healthcare Co.
    7.58%, 9/15/25                                       130 (e)             128
    7.69%, 6/15/25                                       170 (e)             169
  Health Net, Inc.
    8.375%, 4/15/11                                      145                 161
  Healthsouth Corp.
    7.625%, 6/1/12                                       135 (d)             134
  Hilton Hotels
  7.95%, 4/15/07                                         115                 119
  HMH Properties 'A'
    7.875%, 8/1/05                                       230 (e)             224
  HMH Properties 'B'
    7.875%, 8/1/08                                        35 (e)              33
  Hollinger Participation Notes
    0.00%, 11/15/10                                      132 (a,d)           124
  Horseshoe Gaming Holding
    8.625%, 5/15/09                                      385 (e)             392
  Huntsman ICI Chemicals
    10.125%, 7/1/09 EUR                                  225                 181
    10.125%, 7/1/09                               $      225 (e)             201
  Intermet Corp.
    9.75%, 6/15/09                                       100 (d)             100
  International Game Technology
    8.375%, 5/15/09                                      200 (e)             211
  ISP Holdings, Inc.
    10.625%, 12/15/09                                    245 (d,e)           243
  iStar Financial Inc.
    8.75%, 8/15/08                                       125                 124
  Jet Equipment Trust
    11.79%, 6/15/13                                      175                  77
  Johnsondiversey, Inc.
    9.625%, 5/15/12                                       35 (d)              37
  Lear Corp., 'B'
    8.11%, 5/15/09                                        60                  62

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS
                               JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                        FACE
                                                      AMOUNT               VALUE
                                                       (000)               (000)
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)

CORPORATE (CONTINUED)
  Louisiana Pacific Corp.
    8.875%, 8/15/10                               $       50          $       54
    10.875%, 11/15/08                                    155 (e)             170
  Lyondell Chemical Co.
    9.625%, 5/1/07                                       100 (e)              96
  Magnum Hunter
    9.60%, 3/15/12                                        30 (d)              31
  Mail-Well I Corp.
    9.625%, 3/15/12                                      135 (d)             136
  Manitowoc Co., Inc., The
    10.375%, 5/15/11                            EUR      120                 127
  Metaldyne Corp.
    11.00%, 6/15/12                               $       75 (d)              73
  Metromedia Fiber Network
    10.00%, 12/15/09                                     355                   4
  Michael Foods, Inc.
    11.75%, 4/1/11                                       145 (e)             158
  Millenium America, Inc.
    9.25%, 6/15/08                                       115                 117
  Mirant Americas General Inc.
    8.30%, 5/1/11                                        200                 160
  Muzak LLC/Muzak Finance
    9.875%, 3/15/09                                       95                  78
  National Steel Corp., 'D'
    9.875%, 3/1/09                                       490 (e)             181
  Nextel Communications, Inc.
    0.00%, 9/15/07                                       510 (a,e)           278
    9.375%, 11/15/09                                     145 (e)              74
  Nextmedia Operating, Inc.
    10.75%, 7/1/11                                       135                 136
  NMHG Holding Co.
    10.00%, 5/15/09                                       40 (d)              41
  NTL Communications Corp.
    9.875%, 11/15/09                                     125                  35
  NTL Inc., 'B'
    9.50%, 4/1/08                               GBP      675 (c)             253
  Omnicare, Inc., 'B'
    8.125%, 3/15/11                               $      130 (e)             134
  ONO Finance plc
    14.00%, 2/15/11                                      175                  60
  Owens-Illinois, Inc.
    7.50%, 5/15/10                                       395 (e)             354
  Park Place Entertainment
    7.875%, 12/15/05                                     145 (e)             145
    8.875%, 9/15/08                                      110                 113
  Pegasus Communications
    9.75%, 12/1/06                                        30                  14
    12.50%, 8/1/07                                        15                   8
  PG&E National Energy Group
    10.375%, 5/16/11                                     110                 112
  Phelps Dodge Corp.
    8.75%, 6/1/11                                        140 (e)             144
  Pliant Corp.
    13.00%, 6/1/10                                        75                  79
  Prime Hospitality Corp.
    8.375%, 5/1/12                                       130 (d)             127
  Primedia, Inc.,
    8.875%, 5/15/11                                      180                 135
  Primus Telecommunications Group, Inc.
    11.25%, 1/15/09                                      195                 105
    12.75%, 10/15/09                                     140                  76
  PSEG Energy Holdings
    8.625%, 2/15/08                                      100 (d)              96
  PSINet, Inc.
    11.00%, 8/1/09                                       265                  26
  PSINet, Inc., 'B'
    10.00%, 2/15/05                                      960                  92
  RCN Corp., 'B'
    0.00%, 10/15/07                                      465 (a)             107
    0.00%, 2/15/08                                       225 (a)              43
  Rhythms NetConnections, Inc., 'B'
    0.00%, 5/15/08                                       602 (a)              24
    14.00%, 2/15/10                                      195                  11
  Riverwood International
    10.875%, 4/1/08                                      105 (e)             109
  Salem Communications Holding Corp.
    9.00%, 7/1/11                                        175                 177
  Schuler Homes
    9.375%, 7/15/09                                       70 (e)              71
  Six Flags, Inc.
    8.875%, 2/1/10                                       120                 119
  Smithfield Foods, Inc.
    7.625%, 2/15/08                                      290                 289
  Solectron Corp.
    Zero Coupon, 11/20/20                                350                 161
  Starwood Hotels & Resorts Worldwide, Inc.
    7.375%, 5/1/07                                        60 (d)              59
    7.875%, 5/1/12                                       140 (d)             137
  Station Casinos, Inc.
    8.875%, 12/1/08                                       75 (e)              76
    9.875%, 7/1/10                                       150 (e)             159
  Stone Energy Corp.
    8.25%, 12/15/11                                       80                  80
  Stoneridge, Inc.
    11.50%, 5/1/12                                        80 (d)              81
  Technical Olympic USA, Inc.
    9.00%, 7/1/10                                         70 (d)              69
    10.375%, 7/1/12                                       85 (d)              85
  Tekni-Plex, Inc.
    12.75%, 6/15/10                                       35 (d)              36
    12.75%, 6/15/10                                       25                  26

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS
                               JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                        FACE
                                                      AMOUNT               VALUE
                                                       (000)               (000)
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)

CORPORATE (CONTINUED)
  Tesoro Petroleum Corp.
    9.625%, 4/1/12                                $      165 (d)      $      151
  Toll Brothers, Inc.
    8.25%, 2/1/11                                        245 (e)             246
  Trimas Corp.
    9.88%, 6/15/12                                        70 (d)              70
  UCAR Finance, Inc.
    10.25%, 2/12/15                                      100 (d)             102
  Venetian Casino Resort
    11.00%, 6/15/10                                      100 (d)             101
  Viatel, Inc.
    0.00%, 4/15/08                                       630 (a,c)             3
  Vintage Petroleum, Inc.
    8.625%, 2/1/09                                        50                  47
    9.75%, 6/30/09                                       275 (e)             268
  Waste Management, Inc.
    6.875%, 5/15/09                                      185 (e)             188
    7.125%, 12/15/17                                      40                  40
    7.65%, 3/15/11                                        50                  53
  Williams Cos., Inc.
    7.75%, 6/15/31                                        55                  40
  Williams Cos., Inc. Debt Service
    7.50%, 1/15/31                                       190                 136
  Winstar Communications
    12.75%, 4/15/10                                    3,765 (a,c)            --@
  WorldCom, Inc.
    6.95%, 8/15/28                                        85 (c)              13
    8.25%, 5/15/31                                       415 (c)              62
  XM Satellite Radio, Inc.
    14.00%, 3/15/10                                       75                  35
  XO Communications, Inc.
    0.00%, 4/15/08                                       545 (a,c,e)           8
    10.75%, 11/15/08                                     325 (c,e)             8
    10.75%, 6/1/09                                        75 (c,e)             2
  Young Broadcasting, Inc.
    10.00%, 3/1/11                                       140 (e)             124
--------------------------------------------------------------------------------
                                                                          15,229
================================================================================
VENEZUELA (1.7%)

SOVEREIGN (1.7%)
  Republic of Venezuela Debt Conversion
    Bond 'DL'
    2.875%, 12/18/07                                     131 (b)              98
  Republic of Venezuela Global Bond
    9.25%, 9/15/27                                       570                 357
  Republic of Venezuela Par Bond
    6.75%, 3/31/20                                       190                 143
--------------------------------------------------------------------------------
                                                                             598
================================================================================
TOTAL DEBT INSTRUMENTS
  (Cost $46,675)                                                          32,629
================================================================================

                                                                           VALUE
                                                      SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (0.3%)
================================================================================
SWEDEN (0.0%)
  Song Networks Holding AB
    ADR                                                3,288 (f)      $       --@
================================================================================
UNITED STATES (0.3%)

  Focal Communications Corp.                           3,714 (f)               9
  Motient Corp.                                       19,403 (f)              88
--------------------------------------------------------------------------------
                                                                              97
================================================================================
TOTAL COMMON STOCKS
  (Cost $466)                                                                 97
================================================================================
PREFERRED STOCKS (2.0%)
================================================================================
MEXICO (0.0%)

  Maxcom Telecomunicaciones
    SA de CV 'A'                                      15,300                  --@
  Maxcom Telecomunicaciones
    SA de CV 'B1'                                        943                  --@
  Maxcom Telecomunicaciones
    SA de CV 'N1'                                     19,733                  --@
--------------------------------------------------------------------------------
                                                                              --@
================================================================================
UNITED STATES (2.0%)

  Broadwing Communications
    Corp., 'B', 12.50%                                   319                  48
  Crown Castle International
    Corp., 12.75%                                          5                  --@
  Dobson Communications
    Corp., PIK, 13.00%                                   445                 209
  Intermedia Communications,
    Inc., 'B', 13.50%                                     58 (c)               2
  McLeod USA, Inc., 2.50%                              1,472                   6
  NextelCommunications,
    Inc. 'D', PIK 13.00%                                 223                  63
  Paxson Communications
    Corp., PIK 13.25%                                     18                 142
  Primedia, Inc., 9.20%                                  370                  11
  Primedia, Inc., 10.00%                                 260                   8
  TNP Enterprises, Inc., 'D', 14.50%                     204                 202
  XO Communications, Inc., 14.00%                      2,764                  --@
  XO Communications, Inc., 13.50%                        295                  --@
================================================================================
TOTAL PREFERRED STOCK
  (Cost $1,696)                                                              691
================================================================================

                                                      NO. OF               VALUE
                                                      RIGHTS               (000)
--------------------------------------------------------------------------------
RIGHTS (0.0%)
================================================================================
MEXICO (0.0%)

  United Mexican States Value Recovery Rights,
    expiring 6/30/03
  (Cost $--@)                                      5,208,000 (f)              14
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS
                               JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                      NO. OF               VALUE
                                                    WARRANTS               (000)
--------------------------------------------------------------------------------
WARRANTS (0.0%)
================================================================================
CANADA (0.0%)

  GT Group Telecom, Inc.,
    expiring 2/1/10                                    6,250 (d,f)    $       --@
================================================================================
COLOMBIA (0.0%)

  Occidente y Caribe,
    expiring 12/31/04                                 25,790 (d,f)            --@
================================================================================
MEXICO (0.0%)

  Maxcom Telecomunicaciones
    SA de CV, expiring 4/01/07                           150 (f)              --@
================================================================================
UNITED STATES (0.0%)

  McLeod USA, Inc., expiring 4/16/07                   3,262 (f)              --@
  Motient Corp., expiring 4/1/2008                     2,800 (d,f)            --@
  ONO Finance plc, expiring 3/16/11                      175 (d,f)            --@
  SW Acquisition, expiring 4/1/11                        220 (d,f)             7
  XM Satellite Radio, Inc.,
    expiring 3/15/10                                   1,550 (f)               1
--------------------------------------------------------------------------------
                                                                               8
================================================================================
VENEZUELA (0.0%)

  Republic of Venezuela,
    expiring 4/15/20                                     950 (f)              --@
--------------------------------------------------------------------------------
TOTAL WARRANTS
  (Cost $41)                                                                   8

                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.3%)
================================================================================
UNITED STATES (4.3%)

BILL (0.3%)
  United States Treasury Bill
    1.695%, 7/18/02                               $      100                 100
REPURCHASE AGREEMENT (4.0%)
  J.P. Morgan Securities Inc.,
    1.95%, dated 6/28/02,
    due 7/1/02                                         1,396 (g)           1,396
================================================================================
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,496)                                                            1,496
================================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.0%)
================================================================================
  Euro
  (Cost $10)                                    EUR       11                  11
================================================================================

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (Cost $50,384)                                                      $   34,946
================================================================================

                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
ASSETS

  Cash                                            $       33
  Interest Receivable                                    776
  Receivable for Investments
    Sold                                                 576
  Due from Broker                                          4
  Other                                                   14               1,403
================================================================================
LIABILITIES

  Payable For:
    Reverse Repurchase
      Agreements                                      (7,575)
    Investments Purchased                               (767)
    Dividends Declared                                  (754)
    Net Unrealized Loss on
      Foreign Currency
      Exchange Contracts                                (122)
    Stockholder Reporting
      Expenses                                           (40)
    Directors' Fees and
      Expenses                                           (36)
    Investment Advisory Fees                             (23)
    Professional Fees                                    (18)
    Administrative Fees                                  (13)
    Custodian Fees                                        (7)
  Other Liabilities                                      (35)             (9,390)
================================================================================
NET ASSETS (100%)

  Applicable to 4,190,803, issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                                   $   26,959
================================================================================
NET ASSET VALUE PER SHARE                                             $     6.43
================================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:

  Common Stock                                                        $       42
  Paid-in Capital                                                         58,308
  Undistributed Net Investment Income (Loss)                                (231)
  Accumulated Net Realized Gain (Loss)                                   (15,601)
  Unrealized Appreciation (Depreciation) on
    Investments, Foreign Currency Translations and
    Futures Contracts                                                    (15,559)
================================================================================
TOTAL NET ASSETS                                                      $   26,959
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS
                               JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

(a) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2002. Maturity date disclosed is the ultimate maturity.
(b) -- Variable/floating rate security - rate disclosed is as of June 30, 2002.
(c) -- Security is in default.
(d) -- 144A Security - certain conditions for public sale may exist.
(e) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 2002 - see Note A-4 to financial statements.
(f) -- Non-income producing.
(g) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipts
NPL -- Non-performing loan - see note A-9 to the Financial Statements
PDI -- Past Due Interest.
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
EUR -- Euro
GBP -- British Pound

================================================================================
FUTURES CONTRACTS:

  The Fund had the following futures contract(s) open at period end:

                                                           NET
                NUMBER      NOTIONAL                   UNREALIZED
                  OF         VALUE      EXPIRATION     GAIN (LOSS)
               CONTRACTS     (000)          DATE          (000)
------------------------------------------------------------------
  Short:
10 Year U.S
 Treasury
   Note            2         $   214      Sept-02         $     (1)
 U.S Long
   Bond            2         $   204      Sept-02               (2)
------------------------------------------------------------------
                                                          $     (3)
==================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Fund had the following foreign currency exchange contracts open at period end:

CURRENCY                                   IN                      NET
   TO                                   EXCHANGE                UNREALIZED
 DELIVER       VALUE     SETTLEMENT        FOR        VALUE     GAIN (LOSS)
  (000)        (000)         DATE         (000)       (000)        (000)
================================================================================
US$ 123      $   124      7/29/02       GBP   85     $   130      $     6
EUR 650          644      7/31/02       US$  583         583          (61)
EUR 220          218      7/31/02       US$  198         198          (20)
EUR 135          133      7/31/02       US$  121         121          (12)
GBP 430          657      7/29/02       US$  622         622          (35)
--------------------------------------------------------------------------------
             $ 1,776                                 $ 1,654      $  (122)
================================================================================

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                        CLASSIFICATION -- JUNE 30, 2002

                                                              PERCENT
                                                VALUE        OF TOTAL
INDUSTRY                                        (000)     INVESTMENTS
---------------------------------------------------------------------
Sovereign & Emerging Markets            $      13,785            39.4%
Cable                                           1,210             3.5
Chemicals                                       1,191             3.4
Communications                                  1,357             3.9
Energy                                          1,701             4.9
Financial                                       1,004             2.9
General Industrial                                962             2.8
Healthcare                                      1,090             3.1
Hotel & Lodging                                   573             1.6
Industrial                                      2,648             7.6
Investment Companies                            1,197             3.4
Materials                                         365             1.1
Media & Entertainment                           1,194             3.4
Metals                                            504             1.5
Telecommunications                              1,165             3.3
Utilities-Electric                                632             1.8
Other                                           4,368            12.4
---------------------------------------------------------------------
                                        $      34,946           100.0%
=====================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS

                                                                                                           SIX MONTHS ENDED
                                                                                                              JUNE 30, 2002
                                                                                                                (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                               (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

  Interest                                                                                                         $  1,901
  Dividends                                                                                                              29
===========================================================================================================================
    TOTAL INCOME                                                                                                      1,930
===========================================================================================================================
EXPENSES

  Investment Advisory Fees                                                                                              150
  Interest Expense on Borrowings                                                                                        113
  Administrative Fees                                                                                                    60
  Stockholder Reporting Expenses                                                                                         41
  Professional Fees                                                                                                      34
  Transfer Agent Fees                                                                                                     7
  Directors' Fees and Expenses                                                                                            1
  Other Expenses                                                                                                         26
===========================================================================================================================
    TOTAL EXPENSES                                                                                                      432
===========================================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                                    1,498
===========================================================================================================================
NET REALIZED GAIN (LOSS) ON:

  Investments                                                                                                        (1,264)
  Foreign Currency Transactions                                                                                         107
  Futures Contracts                                                                                                      32
===========================================================================================================================
    NET REALIZED GAIN (LOSS)                                                                                         (1,125)
===========================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:

  Investments                                                                                                        (2,306)
  Foreign Currency Translations                                                                                        (144)
  Futures Contracts                                                                                                      (3)
===========================================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                 (2,453)
===========================================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                        (3,578)
===========================================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                  $ (2,080)
===========================================================================================================================

                                                                                  SIX MONTHS ENDED
                                                                                     JUNE 30, 2002               YEAR ENDED
                                                                                       (UNAUDITED)        DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                           (000)                    (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income                                                                    $ 1,498                  $ 3,982
  Net Realized Gain (Loss)                                                                  (1,125)                  (1,608)
  Change in Unrealized Appreciation (Depreciation)                                          (2,453)                  (5,478)
===========================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (2,080)                  (3,104)
===========================================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                                     (1,593)                  (4,099)
===========================================================================================================================
Capital Share Transactions:
  Reinvestment of Distributions (2,898 and 7,201 shares, respectively )                         22                      151
===========================================================================================================================
  TOTAL INCREASE (DECREASE)                                                                 (3,651)                  (7,052)
===========================================================================================================================
Net Assets:
  Beginning of Period                                                                       30,610                   37,662
===========================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
    OF $(231) AND $(136), RESPECTIVELY)                                                    $26,959                  $30,610
===========================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS

                                                                                                     SIX MONTHS ENDED
                                                                                                        JUNE 30, 2002
                                                                                                          (UNAUDITED)
STATEMENT OF CASH FLOWS                                                                                         (000)
---------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from Sales and Maturities of Investments                                                         $  22,758
  Purchases of Investments                                                                                    (20,134)
  Net Increase in Short-Term Investments                                                                         (795)
  Net Realized Gain on Foreign Currency Transactions                                                              201
  Net Investment Income                                                                                         1,498
  ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH USED BY OPERATING ACTIVITIES:
    Net Decrease in Receivables Related to Operations                                                             230
    Net Increase in Payables Related to Operations                                                                 94
    Accretion/Amortization of Discounts and Premiums                                                             (329)
---------------------------------------------------------------------------------------------------------------------
  Net Cash Provided by Operating Activities                                                                     3,523
---------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Paid for Reverse Repurchase Agreements                                                                  (1,634)
  Cash Distributions Paid                                                                                      (1,655)
---------------------------------------------------------------------------------------------------------------------
  Net Cash Used for Financing Activities                                                                       (3,289)
---------------------------------------------------------------------------------------------------------------------
  Net Increase in Cash                                                                                            234
CASH AT BEGINNING OF PERIOD                                                                                      (201)
---------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                                       $      33
=====================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                               SIX MONTHS
                                                  ENDED                           YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2002     -------------------------------------------------------------
                                               (UNAUDITED)         2001        2000        1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  7.31         $  9.01     $ 10.56     $  9.64      $ 13.74      $ 14.86
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                              0.36            0.95        1.19        1.15         1.23         1.29
Net Realized and Unrealized Gain (Loss) on
  Investments                                     (0.86)          (1.67)      (1.61)       0.82        (4.09)        1.19
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations              (0.50)          (0.72)      (0.42)       1.97        (2.86)        2.48
-----------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                           (0.38)          (0.98)      (1.13)      (1.05)       (1.18)       (1.30)
  Net Realized Gain                                  --              --          --          --        (0.06)       (2.30)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                           (0.38)          (0.98)      (1.13)      (1.05)       (1.24)       (3.60)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  6.43         $  7.31     $ 9 .01     $ 10.56      $  9.64      $ 13.74
=============================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD           $  6.31         $  7.06     $  7.75     $  8.38      $  8.31      $ 13.13
=============================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                    (5.46)%+         3.51%       5.05%      12.88%      (29.20)%      13.93%
  Net Asset Value (1)                             (6.95)%+        (7.82)%     (3.14)%     22.73%      (21.57)%      17.38%
=============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)           $26,959         $30,610     $37,662     $44,164      $40,294      $57,069
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets            2.88% *         3.61%       3.03%       2.60%        2.59%        1.86%
Ratio of Expenses Excluding Interest Expense
  to Average Net Assets                            2.12% *         2.12%       1.91%       2.08%        2.03%        1.75%
Ratio of Net Investment Income to Average Net
  Assets                                           9.98% *        11.49%      11.53%      11.53%       10.13%        8.15%
Portfolio Turnover Rate                              56% +          122%        163%        125%         266%         333%
-----------------------------------------------------------------------------------------------------------------------------

 +   Not annualized
 *   Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any), and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the coun-terparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At June 30, 2002, the Fund had reverse repurchase agreements outstanding with Salomon Brothers and Lehman Brothers as follows:

                                                      MATURITY IN
                                                        LESS THAN
                                                         365 DAYS
     ------------------------------------------------------------
     Value of Securities Subject to Repurchase        $ 7,483,000
     Liability Under Reverse Repurchase Agreement     $ 7,575,000
     Interest Rate                                           3.04%

     The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2002, was approximately $9,619,000 at a weighted average interest rate of 3.97%.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on investment securities sold in the financial statements.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

8. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

11. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

12. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

13. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

14. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

15. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2002, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts, securities sold short, structured securities, futures and over-the-counter trading.

16. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to stockholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: For the six months ended June 30, 2002, the Fund made purchases and sales totaling $20,901,000 and $23,563,000 respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $50,374,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $15,439,000 of which $1,518,000 related to appreciated securities and $16,957,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $13,803,000 to offset against future capital gains of which $10,810,000 will expire on December 31, 2006, $1,956,000 will expire on December 31, 2007, and $1,037,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to stockholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $491,000.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

A significant portion of the Fund's total investments consist of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

Emerging market and high yield investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2002, the deferred fees payable, under the Plan, totaled $36,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

On June 14, 2002, the Board of Directors declared a distribution of $0.18 per share, derived from net investment income, payable on July 15, 2002, to stockholders of record on June 28, 2002.

F. SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 6, 2002. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                                                   VOTES IN       VOTES
                                                   FAVOR OF       AGAINST
-----------------------------------------------------------------------------
Ronald E. Robison                                  3,651,869       80,491
Michael Nugent                                     3,651,869       80,491
Joseph J. Kearns                                   3,651,869       80,491
Fergus Reid                                        3,651,869       80,491

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Global Opportunity Bond Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, NY 10030
1-800-278-4353

22